UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 36611, Dallas, Texas	75235-1611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 17, 2010, Southwest Airlines Co. (“Southwest”) posted the following communication on its intranet website, SWALife.com, and on LowFaresFarther.com, which communication provides updates related to Southwest’s proposed acquisition of AirTran Holdings, Inc. and the anticipated timing of matters related to the proposed acquisition.

Integration Update

Blog by Jeff Lamb on December 17, 2010 at 2:00pm

As we draw closer to the holidays and our thoughts turn to the New Year, we have so much to look forward to! Southwest’s planned acquisition of AirTran is moving forward and teams at both airlines are hard at work planning what our combined airline could look like and how it could come together. We are all anxious to share the Southwest Spirit with new Family members upon close of this transaction. For now, we need to respect appropriate and competitive boundaries while we are separate companies. Rest assured that your Culture and Communications teams are planning how our first day as a legally merged Company will be marked in true Southwest Style!

Until that time, we all know that Southwest and AirTran continue to be competitors - operating as two independent companies - until the deal is reviewed by the Department of Justice, approved by AirTran’s Stockholders, and the transaction completed. We have said previously that we anticipate the transaction to close in the first half of 2011. At this point, we have a little clearer picture of the timeframe, and it appears likely that closing will occur in the second quarter of 2011, assuming all government approvals and clearances are received by that time. It takes time to provide all the information requested by the Department of Justice and to allow for its review. Until closing, both Southwest and AirTran will continue to conduct business as normal. After the transaction closes, all of our Integration plans will be launched as we work to ultimately bring Southwest and AirTran together as one carrier.

For our friends at AirTran, we know the upcoming holiday season may bring extra contemplation of what the New Year holds. Will my job duties change? Who will I report to? Where will my job be located? Will I have to move my family? What changes are in store for our benefits and travel privileges? That’s a lot to manage and it can be understandably stressful. Keep in mind that this first close in 2011 is a legal one and will likely not affect the day-to-day operations of either airline from a Customer standpoint. A priority for Department Leaders upon close of the transaction is to communicate to Employees at the earliest possible time, so that a thoughtful plan can be created to meet the Department and Employee’s needs. We anticipate that it will be several months after closing before any physical changes are made in job locations, and likely that the majority of AirTran Crew Members will continue in their current location through much, if not all, of 2011. While we wish we could address these questions more specifically, regulatory rules limit what can be communicated (and how) by companies that are in the process of a transaction like this. We must all continue to focus in the near-term on maintaining our respective award-winning operations, living up to the needs and expectations of our Customers, and taking care of each other until we are able to join together as one Company.

We have said that as we grow, we will need more people, not fewer. AirTran Crew Members have an opportunity to work for Southwest, although some of those opportunities may require a change in location or position. Again, many of those opportunities may not be known for several months and cannot be communicated until completion of the transaction and regulatory approval.

We know the important work of our respective Union and other groups on integrating seniority lists to determine relative seniority standing between Employees is still to be accomplished. Federal law requires the respective seniority lists in crafts or classes subject to the Railway Labor Act be integrated in a “fair and equitable manner,” as stated in Allegheny-Mohawk.

We look forward to our continued learning from each other in the months to come. Our wish for all the more than 43,000 Employees of both Southwest and AirTran is to safely bring 2010 to a close, celebrate your many accomplishments, and look forward to what is bound to be an action-packed 2011!

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of AirTran Holdings, Inc. (“AirTran”) by Southwest Airlines Co. (“Southwest”) will be submitted to the stockholders of AirTran for their consideration. In connection therewith, Southwest has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that includes a proxy statement of AirTran that also constitutes a prospectus of Southwest. Southwest and AirTran also plan to file other documents with the SEC regarding the proposed transaction. SOUTHWEST URGES INVESTORS AND SECURITY HOLDERS OF AIRTRAN TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Southwest and AirTran, as such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov/. Copies of the documents filed with the SEC by Southwest are available free of charge on Southwest’s website at http://www.southwest.com/ under the tab “Investor Relations” or by contacting Southwest’s Investor Relations Department at (214) 792-4415. Copies of the documents filed with the SEC by AirTran are available free of charge on AirTran’s website at http://www.airtran.com/ under the tab “Investor Relations” or by contacting AirTran’s Investor Relations Department at (407) 318-5188.

Southwest, AirTran and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AirTran in connection with the proposed transaction. Information about the directors and executive officers of Southwest is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 16, 2010. Information about the directors and executive officers of AirTran is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements relating to Southwest’s plans and expectations with respect to the acquisition of AirTran and the anticipated impact of the acquisition on integration and employee matters. These forward-looking statements are based on Southwest’s current intent, expectations, and projections and are not guarantees of future performance. These statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the possibility that the transaction is delayed or does not close, including due to the inability of Southwest and AirTran to obtain all approvals necessary or the failure of other closing conditions; (ii) Southwest’s ability to successfully integrate AirTran’s business; (iii) the impact of the economy on demand for air travel and fluctuations in consumer demand generally for the services to be provided as a result of the transaction; (iv) the impact of fuel prices and economic conditions on Southwest’s business plans and strategies; (v) actions of competitors, including without limitation pricing, scheduling, and capacity decisions, and consolidation and alliance activities; and (vi) the impact of governmental regulations on Southwest’s operations.

Southwest cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risks is contained in Southwest’s and AirTran’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. Southwest undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: December 17, 2010	By:	/S/ MADELEINE JOHNSON
	Name:	Madeleine Johnson
	Title:	Vice President, General Counsel, & Assistant Corporate Secretary